Exhibit 10.1

NOTE REPURCHASE AGREEMENT

This Note Repurchase Agreement (“Agreement”) sets forth the terms and conditions upon which Flotek Industries, Inc., a Delaware corporation (the “Company”), will purchase for cash on the terms set forth herein certain of the Company’s outstanding 5.25% Convertible Senior Secured Notes due 2028 (the “Notes”) identified on the signature pages hereof from the holders indicated on the signature pages hereof (each a “Holder”, and collectively the “Holders”).

SECTION 1. Purchase. Each Holder, severally and not jointly, agrees to sell and transfer the Notes identified on such Holder’s signature page hereof to the Company, and the Company agrees to purchase such Notes from each such Holder, for a cash amount, which cash amount shall be equal to all accrued and unpaid interest on such Notes through (but not including) the Closing Date (as hereinafter defined) plus an amount equal to 104.95% of the original principal amount of such Notes (the “Purchase Price”).

SECTION 2. Closing. The closing of the transactions hereunder (the “Closing”) shall, subject to satisfaction or waiver of the conditions to Closing set forth herein, take place at 9:00 a.m. central time on January 5, 2012 (the “Closing Date”), at the offices of Andrews Kurth LLP in Houston, Texas, or at such other time and place and the parties may agree. At the Closing, each Holder shall deliver such Holder’s Notes to the Company by due and proper instruments of transfer reasonably acceptable to the Company and its legal counsel. Subject to and upon such delivery of such Notes from such Holder, the Company shall deliver to such Holder the Purchase Price for such Holder’s Notes by wire transfer of immediately available funds to the account designated by such Holder to the Company at least two business days prior to the Closing Date.

SECTION 3. Representations And Warranties Of Holder. Each Holder, severally and not jointly, represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:

(a) The execution, delivery and performance by such Holder of this Agreement, and the consummation of the transactions contemplated hereby are within the powers of such Holder and have been or will have been duly authorized by all necessary action on the part of such Holder, and that this Agreement constitutes a valid and binding agreement of such Holder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) The execution, delivery and performance by such Holder of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of such Holder.

(c) The execution, delivery and performance by such Holder and the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (i) violate the certificate of incorporation (or similar constituent document) or bylaws of such Holder, (ii) violate any material agreement to which such Holder is a party or by which such Holder or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to such Holder.

(d) Such Holder is the beneficial owner of the Notes identified on such Holder’s signature page hereof, and upon the consummation of the transactions contemplated hereby, the Company will receive such Notes, in each case, free and clear of all encumbrances, liens, equities or claims created by the such Holder.

(e) There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of such Holder who might be entitled to any fee or commission from the Company upon consummation of the transactions contemplated by this Agreement.

SECTION 4. Representations And Warranties Of Company. The Company represents and warrants to each Holder, as of the date hereof and as of the Closing Date, that:

(a) The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby and thereby are within the powers of the Company and have been or will have been duly authorized by all necessary action on the part of the Company, and that this Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Company.

(c) The execution, delivery and performance by such Holder and the Company of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not and will not (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any material agreement to which the Company is a party or by which the Company or any of its property or assets is bound, or (iii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to the Company.

(d) There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from any Holder upon consummation of the transactions contemplated by this Agreement.

SECTION 5. Covenants.

(a) During the period from the date of this Agreement and continuing until the Closing, each Holder shall:

(i) not take or omit to take any action as a result of which any representation or warranty of such Holder made in Section 3 would be rendered untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action; and

(ii) use its reasonable efforts to satisfy promptly all conditions required hereby to be satisfied by such Holder in order to expedite the consummation of the transactions contemplated hereby and take, or cause to be taken, all action, and to do, or cause to be done as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

(b) During the period from the date of this Agreement and continuing until the Closing, the Company shall:

(i) not take or omit to take any action as a result of which any representation or warranty of the Company made in Section 4 would be rendered untrue or incorrect if such representation or warranty were made immediately following the taking or failure to take such action; and

(ii) use its reasonable efforts to satisfy promptly all conditions required hereby to be satisfied by the Company in order to expedite the consummation of the transactions contemplated hereby and take, or cause to be taken, all action, and to do, or cause to be done as promptly as practicable, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

SECTION 6. Conditions to Closing.

(a) The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of the condition that no order, writ, injunction or decree shall have been entered and be in effect that restrains, enjoins or invalidates, or otherwise materially adversely affects the transactions contemplated by this Agreement, and no action, suit or other proceeding shall be pending or threatened that has a reasonable likelihood of resulting in any such order, writ, injunction or decree.

(b) The obligations of the Company under this Agreement to consummate the transactions with respect to a Holder contemplated hereby to be consummated at the Closing shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing at the option of the Company in its sole discretion:

(i) all representations and warranties of such Holder in this Agreement shall be true, complete and correct in all respects (with respect to representations and warranties qualified or limited by materiality) or in all material respects (with respect to representations and warranties not so qualified or limited), in each case when made and on and as of the Closing Date as if made on and as of the Closing Date;

(ii) such Holder shall have executed and delivered the documents required to be executed and delivered by it pursuant to Section 2 hereof;

(iii) all of the terms, covenants and conditions to be complied with and performed by such Holder on or prior to the Closing Date shall have been complied with or performed in all material respects; and

(iv) the Standard and Poors 500 index has not decreased 30% or more since the date of this Agreement.

(c) The obligations of each Holder under this Agreement to consummate the transactions with respect to such Holder contemplated hereby to be consummated at the Closing shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing at the option of such Holder in its sole discretion:

(i) all representations and warranties of the Company in this Agreement shall be true, complete and correct in all respects (with respect to representations and warranties qualified or limited by materiality) or in all material respects (with respect to representations and warranties not so qualified or limited), in each case when made and on and as of the Closing Date as if made on and as of the Closing Date;

(ii) the Company shall be prepared to pay the Purchase Price with respect to the Notes being purchased at the Closing from such Holder;

(iii) all of the terms, covenants and conditions to be complied with and performed by the Company on or prior to the Closing Date shall have been complied with or performed in all material respects; and

(iv) the Standard and Poors 500 index has not decreased 30% or more since the date of this Agreement.

SECTION 7. Termination. This Agreement may be terminated with respect to a Holder and the transactions contemplated hereby between the Company and such Holder may be abandoned at any time prior to the Closing:

(a) by mutual consent of the Company and such Holder;

(b) by either the Company or such Holder if the Closing has not occurred by 5:00 p.m. central time on January 18, 2012 (provided that the failure to consummate the Closing is not due to the failure of the party seeking to terminate this agreement to perform any of its obligations under this Agreement to the extent required to be performed by such party prior to or on the Closing Date);

(c) by either the Company or such Holder (provided that such party is not then in material breach of any provision of this Agreement), if a governmental authority having proper jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

(d) by the Company (provided that the Company is not then in material breach of any provision of this Agreement):

(i) if a material default or material breach shall be made by such Holder with respect to the due and timely performance of any of its respective covenants or agreements contained herein, or if its respective representations or warranties contained in this Agreement shall have become materially inaccurate, if such default, breach or inaccuracy has not been cured or waived within two business days after written notice to such Holder specifying, in reasonable detail, such claimed default, breach or inaccuracy and demanding its cure or satisfaction; or

(ii) if the Standard and Poors 500 index has decreased 30% or more since the date of this Agreement.

(e) by such Holder (provided that such Holder is not then in material breach of any provision of this Agreement):

(i) if a material default or material breach shall be made by the Company with respect to the due and timely performance of any of its respective covenants or agreements contained herein, or if its respective representations or warranties contained in this Agreement shall have become materially inaccurate, if such default, breach or inaccuracy has not been cured or waived within two business days after written notice to the Company specifying, in reasonable detail, such claimed default, breach or inaccuracy and demanding its cure or satisfaction; or

(ii) if the Standard and Poors 500 index has decreased 30% or more since the date of this Agreement.

In the event of termination and abandonment of the transactions contemplated hereby with respect to a Holder pursuant to Section 7, written notice thereof shall forthwith be given by the Company to such Holder or by such Holder to the Company, as applicable, and this Agreement shall terminate with respect to such Holder and the transactions contemplated hereby with respect to such Holder shall be abandoned, without further action by either of the parties hereto. Any termination of this Agreement pursuant to this Section 7 shall not relieve any party of any liability for any breach of any of the provisions hereof occurring prior to such termination.

SECTION 8. Survival; Indemnity. The representations and warranties of the parties hereto contained in this Agreement shall survive the Closing. Each Holder, severally and not jointly, and Company agree to indemnify and protect the other party, its employees, contractors, agents and attorneys and its successors and assigns and hold them harmless from and against any and all losses, liabilities, costs and expenses (including reasonable attorneys’ fees) incurred as a result of the breach by such Holder or Company, as applicable, of any of its representations, warranties or covenants contained in this Agreement

SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

if to Holder, as indicated on the signature page hereto, with a copy to:

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402-3901

Fax: (612) 766-1600

Attention: Michael Coddington

if to Company to:

Flotek Industries, Inc.

2930 Sam Houston Parkway N., Suite 300

Houston, Texas 77043

Fax: (281) 715-4145

Attention: Chief Financial Officer

with a copy to:

Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Fax: 713-238-7111

Attention: W. Mark Young

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

SECTION 10. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 11. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

SECTION 12. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

SECTION 13. Jurisdiction; WAIVER OF JURY TRIAL. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in The City of New York, New York in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than a Federal or state court located in the Borough of Manhattan in The City of New York, New York. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 15. Further Assurances. The Holders agree that they will execute such further documentation or take such further actions as the Company may reasonably request to effectuate the transfer of the Notes hereunder and otherwise implement this Agreement.

SECTION 16. Expense Reimbursement. The Company agrees to pay on demand the reasonable outside counsel fees and expenses of Faegre & Benson LLP, counsel to the Holders, in connection with the preparation, execution and delivery and of this Agreement and the related documents, provided that such fees and expenses shall not exceed $10,000 in the aggregate.

SECTION 17. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

SECTION 18. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

[Signature Page Follows]

If the foregoing is acceptable to you, please acknowledge your agreement by signing below in the space provided for your signature and returning an original copy hereof.

DATE: December 27, 2011

Flotek Industries, Inc.

By:             s/        Jesse E. Neyman

Name: Jesse E. Neyman

Title: Executive Vice President, Finance

THE FOREGOING IS AGREED TO

AND ACKNOWLEDGED BY:

ECF Value Fund, LP

By: Gates Capital Partners, L.P.

Its: General Partner

By: Gates Capital Management, Inc.

Its: General Partner

            s/        Jeffrey L. Gates

Name: Jeffrey L. Gates

Title: President

Address for Notices to Holder pursuant to Section 9:

1177 Ave. of the Americas, 32nd Floor

New York, NY 10036

Fax: 212-626-1417

Attention: Jeff Gates, President

Original Principal amount of 5.25% Convertible Senior Secured Notes due 2028 being sold by Holder hereunder:

$8,003,000.00

If the foregoing is acceptable to you, please acknowledge your agreement by signing below in the space provided for your signature and returning an original copy hereof.

DATE: December 27, 2011

Flotek Industries, Inc.

By:             /s/        Jesse E. Neyman

Name: Jesse E. Neyman

Title: Executive Vice President, Finance

THE FOREGOING IS AGREED TO

AND ACKNOWLEDGED BY:

ECF Value Fund II, LP

By: Gates Capital Partners, L.P.

Its: General Partner

By: Gates Capital Management, Inc.

Its: General Partner

            /s/        Jeffrey L. Gates

Name: Jeffrey L. Gates

Title: President

Address for Notices to Holder pursuant to Section 9:

1177 Ave. of the Americas, 32nd Floor

New York, NY 10036

Fax: 212-626-1417

Attention: Jeff Gates, President

Original Principal amount of 5.25% Convertible Senior Secured Notes due 2028 being sold by Holder hereunder:

$5,051,000.00

If the foregoing is acceptable to you, please acknowledge your agreement by signing below in the space provided for your signature and returning an original copy hereof.

DATE: December 27, 2011

Flotek Industries, Inc.

By:             /s/        Jesse E. Neyman

Name: Jesse E. Neyman

Title: Executive Vice President, Finance

THE FOREGOING IS AGREED TO

AND ACKNOWLEDGED BY:

ECF Value Fund International, Ltd

By: Gates Capital Management, Inc.

Its: Investment Advisor

            /s/        Jeffrey L. Gates

Name: Jeffrey L. Gates

Title: President

Address for Notices to Holder pursuant to Section 9:

1177 Ave. of the Americas, 32nd Floor

New York, NY 10036

Fax: 212-626-1417

Attention: Jeff Gates, President

Original Principal amount of 5.25% Convertible Senior Secured Notes due 2028 being sold by Holder hereunder:

$2,697,000.00